
PRODUCTIVITY
The CUSTOMER
RUSH
ENTERPRISES
is the BOSS
POSITIVE ATTITUDE

INVESTOR PRESENTATION

August 2025

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DISCLOSURE/SAFE HARBOR

This presentation may contain forward-looking statements (as defined in the Private Securities Litigation Reform Act 1995). Any forward-looking statements are based on current expectations with respect to important risk factors. It is important to note that our actual results could materially differ from the results anticipated in any forward-looking statements that may be contained in this presentation. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, future growth rates and margins for certain of our products and services, future supply and demand for our products and services, supply chain issues, competitive factors, general economic conditions, tariffs, cyclicality, market conditions in the new and used commercial vehicle markets, customer relations, relationships with vendors, the interest rate environment, governmental regulation and supervision, seasonality, distribution networks, product introductions and acceptance, technological change, changes in industry practices and one-time events. In addition, the declaration and payment of cash dividends and authorization of future share repurchase programs remains at the sole discretion of the Company's Board of Directors and the issuance of future dividends and authorization of future share repurchase programs will depend upon the Company's financial results, cash requirements, future prospects, applicable law and other factors that may be deemed relevant by the Company's Board of Directors. Please refer to the documents that we have filed with the U.S. Securities and Exchange Commission for a discussion of these factors. We do not undertake any obligation to update any forward-looking statements contained in or incorporated in this presentation to reflect actual results, changes in assumptions or in other factors which may affect any forward-looking statements.

COMPANY PERFORMANCE

- Largest commercial vehicle dealer group in North America
- Full-service solutions provider to commercial vehicle industry
- 7,996 dedicated employees
- $7.8B in revenue in 2024
- 38,615 trucks sold in 2024
- 2024 Class 8 market share: 6.1% U.S. and 1.7% Canada
- 2024 Class 4-7 market share: 5.3% U.S. and 3.1% Canada



5 YEAR HISTORICAL STOCK PRICE
$60
$50
$40
$30
$20
$10
2020
2021
2022
2023
2024
RUSHA
RUSHB



TTM REVENUE $7.7B
TTM Adj EBITDA $443M
RUSHA $51.51
RUSHB $52.48
@ 6/30/2025
TTM ROIC 19.6%
TTM NET INCOME $287M

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THE PREMIER FULL-SERVICE SOLUTIONS PROVIDER



- Rush Truck Centers
- Rush Refuse Systems
- Rush Crane Systems
- Rush Towing Systems
- Rush Bus Centers
- Rush Truck Leasing
- Rush Truck Insurance Services
- The House of Trucks
- Cummins Clean Fuel Technologies
- Custom Vehicle Solutions
- Perfection Truck Parts & Equipment
- Chrome Country
- World Wide Tires

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INDUSTRY OUTLOOK

- Ongoing freight recession negatively impacting truck demand
- Uncertainty related to tariffs and engine emissions regulations causing fleets to delay purchase decisions
- Vocational segments remain strong
- Used truck demand weak, but depreciation rates have normalized
- Parts and service demand stable
- Rental utilization rates down but stable



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LIQUIDITY AND EXPENSE MANAGEMENT

- Strong free cash flow; $211M in cash as of June 2025
- Continuing to invest in strategic initiatives
- Increased share repurchase program to $200MM in May 2025
- Quarterly cash dividend in Q2 2025 – $0.18
  - Announced 5.6% increase for Q3
- Disciplined expense management approach
- $1.6B in floorplan facilities
- $800M lines of credit available to finance lease and rental fleet
- $1.0B of borrowing capacity remaining under credit facilities at 6/30/2025



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U.S. RETAIL TRUCK SALES PROJECTIONS TO 2027


325
300
275
250
225
200
175
150
Units (Thousands)

	2017	2018	2019	2020	2021	2022	2023	2024	2025E	2026E	2027E
Class 8	197	256	281	196	227	259	272	247	224	197	222
Class 4-7	242	258	267	232	249	234	253	258	233	245	259

Source: ACT Research

Class 8 Class 4-7

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STRATEGIC GROWTH INITIATIVES

- Financial goals
  - $10B in annual revenue
  - 6% return on sales
- Growth goals and opportunities
  - Grow aftermarket parts and service revenue to $3.5B
  - Increase U.S. Class 8 market share to 7.5%
  - Increase U.S. Class 4-7 market share to 6.5%
  - Maintain RTL return on sales > 15%
- Capital deployment
  - Disciplined investment in strategic growth
  - Increase quarterly cash dividend 5-10% annually
  - Opportunistic share repurchase program



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RUSH TRUCK CENTERS

- Largest commercial vehicle dealer network in North America
- Over 125 franchised locations in 23 states, 15 locations in Canada
- Class 3-8 commercial vehicle sales, full range of aftermarket solutions
- Largest dealer group for Peterbilt, International, Hino, Isuzu, Blue Arc, growing with Ford
- Broad market segment coverage
- Leasing and rental
- Finance and insurance services
- Over 6.6M square feet of premium facilities


RUSH

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RUSH TRUCK CENTERS NETWORK


PETERBILT DEALERSHIPS
INTERNATIONAL DEALERSHIPS
FORD DEALERSHIPS
INDEPENDENT PARTS AND SERVICE LOCATIONS
PETERBILT AOR
INTERNATIONAL AOR

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SOLUTIONS NETWORK

- Capabilities for all makes and models
- Aftermarket parts
  - Expansive offering of all makes and proprietary parts
  - Genuine OEM and all-makes parts, including proprietary Rig Tough and Premium Power powertrain parts
- Service and body shop
  - 3,700 service bays
  - 3,033 technicians in the U.S.
  - 229 technicians in Canada
  - 32 collision centers U.S., 1 Canada
  - 738 mobile and embedded technicians
  - Alternative power service capabilities



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AN UNRIVALED PORTFOLIO OF AFTERMARKET SOLUTIONS

SINGLE SOURCE SOLUTIONS



ALL-MAKES PARTS
AND SERVICE EXPERTISE



MOBILE SERVICE AND
EMBEDDED TECHNICIANS



SAME-DAY
XPRESS SERVICES



COLLISION AND BODY
REPAIR SERVICES



VEHICLE MODIFICATION
AND UPFITTING

RUSHCARE CUSTOMER EXPERIENCE



DEDICATED SERVICE
CONCIERGE TEAM



RAPID PARTS
DEDICATED PARTS AGENTS



RUSHCARE COMPLETE
ALL-INCLUSIVE SERVICE SUPPORT



MAINTENANCE PLANS
FOR ALL MAKES



STATE-OF-THE-ART
FACILITIES AND TOOLING

DATA AND TECHNOLOGY



E-COMMERCE
PARTS ORDERING



SERVICE CONNECT
COMMUNICATION PORTAL



VEHICLE RECALL AND
CAMPAIGN MANAGMENT



ADVANCED TELEMATICS
CONNECTED FLEET SOLUTIONS



ALTERNATIVE POWER
TECHNOLOGIES AND SUPPORT

ABSORPTION PERFORMANCE

- Critical metric for dealership efficiency
- Measures less cyclical gross profit compared to controllable expenses
- 135.5% in Q2 2025
- Sustained performance highlights effectiveness of strategic initiatives



ABSORPTION RATIO*
145%
130%
115%
100%
116%
112%
121%
122%
120%
119%
130%
137%
135%
133%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

*Absorption ratio is calculated by dividing the gross profit from the parts, service and collision center departments of a dealership by the overhead expenses of all of a dealership's departments, except for the selling expenses of new and used commercial vehicles and the carrying costs of the new and used commercial vehicle inventory.

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QUALITY OF EARNINGS 2024


REVENUE
Parts and Service 32%
Truck Sales 63%
Lease, Rental/Finance, Insurance/Other 5%


GROSS PROFIT
Truck Sales 30%
Lease, Rental/Finance, Insurance/Other 9%
Parts and Service 61%

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RUSH ENTERPRISES ANNUAL TRUCK SALES


Units (Thousands)
50
40
30
20
10
0
15.0
14.4
2.2
7.7
10.7
11.3
1.1
7.4
11.1
10.5
1.7
7.5
16.8
11.0
2.0
7.1
17.5
13.3
1.8
7.1
15.5
13.9
2.1
7.1
12.5
14.0
2.5
7.0
2019
2020
2021
2022
2023
2024
2025E
Used
Light-duty
Medium-duty
Class 8

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VEHICLE FRANCHISES

- Peterbilt, Class 6-8 – 72 locations, 12 states
- International, Class 5-8 – 57 locations, 12 states, 12 locations in Ontario, CAN
- Ford, Class 3-7 – 10 locations, 8 states
- Hino, Class 5-7 – 36 locations, 11 states
- Isuzu, Class 4-5 – 30 locations, 13 states, 4 in Ontario, CAN
- Blue Arc – 38 locations, 2 states
- Dennis Eagle, Class 7 – 16 locations, 4 states
- Blue Bird – 25 locations, 1 state
- Collins – 36 locations, 4 states, 3 in Canada
- IC Bus – 40 locations, 10 states, 2 in Ontario, CAN; Sales office in Quebec, CAN
- Jerr-Dan – 4 locations, 3 states
- PacLease – 25 locations, 9 states
- Idealease – 35 locations, 12 states, 6 in Ontario, CAN

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CLASS 8 CUSTOMERS

- Rush Enterprises 2024 U.S. Class 8 market share – 6.1%
- 2024 Canadian Class 8 market share – 1.7%
- Strong vocational component
- Large fleets consolidating
- Private mid-size fleets remain viable
- Independent owner-operator now variable component of truckload carrier



6.1%
Large Fleets 30-35%
Mid-Size Fleets 15-20%
Owner-Operator 10-15%
Vocational 40-45%

CLASS 4-7 CUSTOMERS

- Rush Enterprises 2024 U.S. Class 4-7 market share – 5.3%
- 2024 Canadian Class 4-7 market share – 3.1%
- Vocational and specialty markets
- Ready-to-Roll® inventory
- National fleet accounts
- Market tied closely to general economy



Food/ Beverage 15%
Towing/ Recovery 10%
Leasing/ Rental 20%
Construction/ Landscaping 20%
Pick-up/ Delivery 25%
Government/ Municipal 10%
5.3%

amazon | AT&T | FedEx | PENSKE | The Home Depot
Frito Lay | pepsi | Red Bull | Altec | Office Depot
TRUGREEN | enterprise | JERR-DAN | IRON MOUNTAIN | Apple

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RUSH TRUCK LEASING

- Full-service leasing and rental
- PacLease and Idealease franchises
- 66 locations in 21 states and Ontario, CAN
- 11,000+ units in truck fleet, including cranes
- 2,000+ units under contract fleet maintenance
- Growing need by customers for outsourced maintenance

PacLease

IDEALEASE



LEASING AND RENTAL REVENUE
Millions
$400
$350
$300
$250
$200
$150
$100
$50
$0
$236
$247
$322
$350
$353
$364
2020
2021
2022
2023
2024
2025E

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HISTORICAL RESULTS

$ in Millions Except per Share Amounts	2021	2022	2023	2024	Six Months ended 06/30/2024	Six Months ended 06/30/2025
Revenue	$5,126.1	$7,101.7	$7,925.0	$7,804.7	$3,899.0	$3,781.5
Gross profit	$1,092.3	$1,487.2	$1,593.1	$1,531.4	$782.3	$737.4
Gross profit margin	21.3%	20.9%	20.1%	19.6%	20.1%	19.5%
Adjusted EBIT (1)*	$314.8	$505.9	$459.1	$411.4	$197.6	$173.6
Adjusted EBIT margin*	6.1%	7.1%	5.8%	5.3%	5.1%	4.6%
Net income	$241.4	$391.4	$347.1	$304.2	$150.3	$132.8
Adjusted net income (1)*	$241.4	$381.6	$347.1	$304.2	$150.3	$132.8
EPS (2)	$2.78	$4.57	$4.15	$3.72	$1.84	$1.63
Adjusted EPS (2)*	$2.78	$4.45	$4.15	$3.72	$1.84	$1.63

*Non-GAAP financial measure. See Appendix.

(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022. Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.

(2) EPS for all periods presented has been adjusted and restated to reflect the stock split that occurred on August 28, 2023.

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ADJUSTED RETURN ON INVESTED CAPITAL

$ in Thousands	2021	2022	2023	2024	Six Months ended 06/30/2024	Six Months ended 06/30/2025
Total debt (GAAP)	$1,082,187	$1,331,328	$1,760,423	$1,815,461	$1,760,423	$1,625,129
Adjustments:						
Debt related to lease and rental fleet	($447,098)	($393,879)	($529,736)	($526,443)	($529,736)	($532,853)
Floor plan notes payable	($630,731)	($933,203)	($1,226,651)	($1,285,033)	($1,226,651)	($1,088,779)
Adjusted total debt*	$4,358	$4,246	$4,036	$3,985	$4,036	$3,497
Cash and cash equivalents	($148,146)	($201,044)	($167,266)	($185,073)	($167,266)	($211,106)
Adjusted net (cash) debt*	($143,788)	($196,798)	($163,230)	($181,088)	($163,230)	($207,609)
Shareholders' equity	$1,466,749	$1,744,491	$2,003,394	$2,083,129	$2,003,394	$2,153,831
Adjusted invested capital*	$1,322,961	$1,547,693	$1,840,164	$1,902,041	$1,840,164	$1,946,222
Adjusted return on invested capital (1)*	27.1%	35.2%	21.8%	22.5%	21.8%	19.6%

(1) Calculated by dividing adjusted EBIT by adjusted average invested capital. For interim periods, the calculation is made using the previous twelve months' results.
*Non-GAAP financial measure – see Appendix

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FREE CASH FLOW

$ in Thousands	2021	2022	2023	2024	Twelve Months ended 06/30/2024	Twelve Months ended 06/30/2025
Net cash provided by (used in) operating activities	$422,346	$294,729	$295,713	$311,922	$297,222	$885,187
Acquisition of property/equipment	($167,177)	($243,060)	($368,881)	($384,033)	($355,403)	($482,801)
Free cash flow*	$255,169	$51,669	($73,168)	($72,111)	($58,181)	$402,386
Adjustments:						
Draws (payments) on floor plan financing, net	$118,945	$273,906	$205,487	$163,109	$102,889	($154,716)
Acquisition of L&R Assets	$117,130	$172,428	$269,634	$285,404	$250,925	$385,624
Non-maintenance capital expenditures	$13,906	$23,421	$26,609	$21,753	$23,670	$31,361
Adjusted FCF-Quarter	$505,150	$521,424	$428,562	$398,156	$319,303	$664,656

*Non-GAAP financial measure. See Appendix.

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APPENDIX

This presentation contains certain Non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA, Adjusted EBIT, Adjusted EBIT Margin, Adjusted Net Income, Adjusted EPS, Adjusted Total Debt, Adjusted Net Debt, Adjusted Invested Capital, Adjusted Return on Invested Capital, Free Cash Flow, and Adjusted Free Cash Flow. The Company presents Adjusted EBITDA, Adjusted EBIT, Adjusted Net Income, and Adjusted EPS as additional information about its operating results.

Management believes the presentation of these Non-GAAP financial measures provides useful information about the results of operations of the Company for the current and past periods. Management believes that investors should have the same information available to them that management uses to assess the Company's operating performance and capital structure. These Non-GAAP financial measures should not be considered in isolation or as a substitute for the most comparable GAAP financial measures. Investors are cautioned that Non-GAAP financial measures utilized by the Company may not be comparable to similarly titled Non-GAAP financial measures used by other companies.

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APPENDIX RECONCILIATION

Adjusted Net Income and EPS

$ in Thousands Except per Share Amounts	2021	2022	2023	2024	Six Months ended 06/30/2024	Six Months ended 06/30/2025
Net income	$241,415	$391,382	$347,055	$304,153	$150,269	$132,760
Adjustment:						
Gain on equity investment	–	($9,788)	–	–	–	–
Adjusted Net Income* (1)	$241,415	$381,594	$347,055	$304,153	$150,269	$132,760
Diluted shares outstanding EPS	86,817	85,727	84,250	81,818	81,467	81,445
EPS (2)	$2.78	$4.57	$4.12	$3.72	$1.84	$1.63
Adjusted EPS* (2)	$2.78	$4.45	$4.12	$3.72	$1.84	$1.63

*Non-GAAP financial measure – see Appendix.
(1) Includes pretax gain on sale of $12.5 million related to the sale of 50% interest in Momentum Fuel Technologies in 2022. Excludes gain of $9.8M related to acquisition of additional 30% equity in Rush Truck Centres of Canada in May 2022.
(2) EPS for all periods presented has been adjusted and restated to reflect the stock split that occurred on August 28, 2023.

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APPENDIX RECONCILIATION

Adjusted EBITDA and EBIT

$ in Thousands	2021	2022	2023	2024	Six Months ended 06/30/2024	Six Months ended 06/30/2025
Net Income	$241,415	$391,382	$347,055	$304,153	$150,269	$132,760
Adjusted Net Income*	$241,415	$381,594	$347,055	$304,153	$150,269	$132,760
Provision for Income Taxes	$72,768	$119,471	$114,000	$92,845	$47,603	$42,068
Interest expense	$1,770	$19,124	$52,917	$70,858	$37,437	$25,589
Depreciation and amortization	$53,354	$55,665	$59,830	$68,549	$32,242	$34,867
(Gain) Loss on sales of assets	($1,432)	($2,455)	$843	($809)	$102	($295)
EBITDA*	$367,375	$573,399	$574,645	$535,596	$267,653	$234,989
Adjustments:						
Interest expense associated with floorplan notes payable	($795)	($11,785)	($38,197)	($55,614)	($37,802)	($26,504)
Adjusted EBITDA*	$368,170	$561,614	$536,448	$479,982	$229,851	$208,485
Depreciation and amortization	($53,354)	($55,665)	($59,830)	($68,549)	($32,242)	($34,867)
Adjusted EBIT*	$314,816	$505,949	$476,618	$411,433	$197,609	$173,618

*Non-GAAP financial measure

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RUSH ENTERPRISES


CUSTOMER
BOSS
POSITIVE ATTITUDE

Excellence

Productivity Fairness

Integrity Positive Attitude

August 2025

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